RESEARCH AND DEVELOPMENT AGREEMENT

This Research and Development Agreement (this “Agreement”) is made and entered into as of the 11th day of August, 2006 by and among BioLargo Life Technologies, Inc., a corporation organized under the laws of the State of California, having its principal offices at 2603 Main Street, Suite 1155, Irvine, California 92614(“BLTI”), NuWay Medical, Inc., a corporation organized under the laws of the State of Delaware, having its principal offices at 2603 Main Street, Suite 1155, Irvine, California 92614 (“NuWay”), IOWC Technologies Inc., a corporation organized under the laws of Canada, having its principal address for service at 17731-103 Avenue, Edmonton AB T5S 1N8 (“IOWC”) and Kenneth R. Code, whose address is #4, 1780 Glastonbury Boulevard N.W., Edmonton, Alberta TST 6P9 (“Code”). BLTI, IOWC, NuWay and Code are sometimes referred to herein collectively as the “Parties” and individually as a “Party”.

RECITALS

A. BLTI is a party to a Marketing and Licensing Agreement (the “M&L Agreement’) pursuant to which, among other things, BLTI has the right to develop, market, sell and distribute certain industrial, commercial and consumer products and materials of trade which are incorporated mainly within air-laid, non-woven fabrics to produce disposable absorbent products (the “Products”).

B. BLTI desires to develop and bring to market the Products and to protect the intellectual property embodied in the Products.

C. IOWC has certain knowledge and expertise in research, development, registration and commercialization of disposable absorbent products. IOWC is interested in providing its expertise and research and development services to BLTI in order to facilitate BLTI’s achievement of BLTI’s business goals.

D. BLTI desires to engage IOWC to provide to BLTI research and development services on the terms and subject to the conditions set forth in this Agreement.

E.  NuWay is the sole shareholder of BLTI. Code is the President and principal shareholder of IOWC.

F. Code and NuWay are parties to a certain Consulting Agreement dated as of January 1, 2006 (the “Consulting Agreement”), pursuant to which Code has agreed, among other things, to provide to NuWay substantially all of Code’s commercial business time and attention.

G. NuWay and Code have agreed that NuWay shall permit Code to provide his service to IOWC in order to assist IOWC in fulfilling its obligations pursuant to this Agreement, and other Agreements which accrue to the overall benefit of the Parties.

In consideration of the premises and for other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the parties hereto do hereby agree as follows:
AGREEMENT

1.  Engagement

1.1  BLTI hereby engages IOWC to provide the research and development work, including the work described on Schedule “A” attached hereto as may be directed from time to time by BLTI (the “Work”) and IOWC hereby accepts the engagement and agrees to perform the Work in accordance with the terms of this Agreement and as further may be otherwise agreed among the parties from time to time.

1.2 The Parties shall collaborate on the design and execution of a series of projects which shall be designed to advance the Work (each, a “Project”). Each Project shall be intended to develop the Products, the technologies embodied therein and other similar technologies. Each Project shall be described in a mutually agreed upon description (each, a “Project Description”) defining the scope of work to be undertaken for such Project and defining any specific duties and responsibilities of the Parties with respect thereto in addition to the duties and responsibilities set forth in this Agreement. Each Project Description shall be subject to and deemed a part of this Agreement when affixed with the signatures of approval of the authorized parties. Promptly upon execution of each Project Description, the Parties shall proceed with the work specified in the Project Description, and, if agreed, meet any specific requirements contained therein.

2.	Compensation and Funding

All Work shall proceed and be funded in accordance with the Project Description applicable to the series of tasks described in such Project Description. Further,

(a) A fee of US $5,500 per month in arrears shall be paid by BLTI to IOWC for each month during which no Work is being performed by IOWC, where no Project is underway which would otherwise contain offset for laboratory and/or office and IOWC employee expenses;

(b) If a Project or Projects are halted or delayed for cause or causes not attributable to IOWC or its employees, or when funding by BLTI is delayed and IOWC incurs costs that would have been funded in accordance with the Project Description applicable to the halted or delayed Project or Projects but for such halt or delay, IOWC and BLTI shall consult with each other and, to the extent reasonably practicable, seek to minimize such costs;

(c) Each of Code and IOWC may independently fund Projects from any combination of institutional grants or arrangements with third parties; provided, however, that no such independent funding shall relieve either Code or IOWC of its duties and obligations pursuant to this Agreement; and provided, further, that in no event shall any of such funding sources acquire any right, title or interest in or to any of the Developments, any portion thereof or any intellectual property embodied therein, including without limitation any rights to exploit or license others to exploit the same commercially, excepting only such Moral Rights to be known as an author of such Developments. Any such independent funding received by IOWC or Code as contemplated in the preceding sentence shall reduce, in equal amount, the obligations of BLTI to provide funding in accordance with the Project Descriptions for the Project or Projects which are the subject of such grants;

(d) With the prior written consent of BLTI, which consent shall not be unreasonably withheld, IOWC may reorganize at any time in either Canada or the United States in order to facilitate IOWC and Code’s efforts to attract and obtain research grants to fund portions of the Work, from sources other than any of the Parties; provided, however, that no such reorganization shall relieve either Code or IOWC of its duties and obligations pursuant to this Agreement; and provided, further, that in no event shall any of such funding sources acquire any right, title or interest in or to any of the Developments, any portion thereof or any intellectual property embodied therein, including without limitation any rights to exploit or license others to exploit the same commercially, excepting only such Moral Rights to be known as an author of such Developments . Any such grants or other funding received by IOWC or Code as contemplated in the preceding sentence shall reduce, in equal amount, the obligations of BLTI to provide funding in accordance with the Project Descriptions for the Project or Projects which are the subject of such grants; and

(e) If IOWC or Code should receive any credits, subsidies, rebates or other similar benefits (the “Benefits”)`from any governmental or quasi-governmental entity in respect of any of the Work, the obligations of BLTI to fund Projects hereunder shall be reduced in an amount equal to the amount of such Benefits or, if BLTI shall have theretofor fully funded such Projects, IOWC shall make payments to BLTI in an amount equal the portion of such Benefits BLTI has not previously recouped.

3.	Intellectual Property Matters

3.1             For the purposes of this Agreement, “Development” or “Developments” includes, without limitation all:

(a)
enhancements, modifications, additions or other improvements to the intellectual property or assets owned, licensed, sold, marketed or used by BLTI or any affiliates of BLTI in connection with the business of BLTI, and of any of their subsidiaries or affiliates;

(b)	patents, copyrights, trade-marks, trade names, business names, logos, design marks and other proprietary marks; and

(c)
inventions, devices, discoveries, concepts, ideas, formulae, know how, processes, techniques, systems, methods and any and all improvements, enhancements and modifications thereto, whether patented or not, developed, created, generated, contributed to or reduced by practice by Code, by IOWC or its employees, agents or contractors, alone or jointly with others while IOWC is providing the Work to BLTI pursuant to this Agreement.

3.2  Each of Code and IOWC agrees to make full disclosure to BLTI of each Development, promptly upon its creation. Code and IOWC will disclose in writing on a regular, but no less than semi-annual basis in a log book or such other form reasonably requested by BLTI, the details of all Developments that Code or IOWC is involved with or responsible for. Each of Code and IOWC hereby irrevocably assigns and transfers to BLTI and agrees that BLTI will be the exclusive owner of all of their respective right title and interest in and to each Development, including all trade secret, patent, copyright, trade-mark, industrial design, and all other intellectual property rights of any kind therein, excepting Moral Rights as may not be alienable under applicable law. Notwithstanding the retention by Code and IOWC of such Moral Rights, it is the express intention of the Parties that BLTI shall have the sole and exclusive right to commercially exploit each Development. Each of Code and IOWC agrees to co-operate fully at all times during and subsequent to the term of this Agreement with respect to the execution of all further documents and the carrying out of all such acts and things as are reasonably requested by BLTI (at BLTI’s expense) to confirm the transfer of and/or establish the ownership of all rights, including all intellectual property rights, effective at or after the time the Development is created and to apply for and obtain patent, copyright, industrial design, trademark and other intellectual property registrations covering the Developments. BLTI will be exclusively entitled to make applications for registration of all such rights, in BLTI’s sole discretion, in any jurisdictions that BLTI deems necessary and each of Code and IOWC does hereby appoint BLTI, its officers and agents as their respective true and lawful attorney-in-fact to execute, deliver and prosecute, as BLTI shall deem necessary or desirable, in BLTI’s sole and absolute discretion, to confirm and protect such assignment and to protect all proprietary information and intellectual property covered thereby.

3.3  Neither IOWC nor Code shall disclose any information, documents, or Developments which are developed by IOWC or to which IOWC may have access by virtue of its performance of the services to any person not expressly authorized by BLTI to receive such information. IOWC shall comply, and shall cause its agents and employees to comply, with such directions as BLTI shall make to ensure the safeguarding or confidentiality of all such information, documents and Developments. BLTI may require the same of any agent or employee regarding the confidentiality of any of BLTI’s information, documents and Developments. . Concurrently with the parties’ execution of this Agreement, Code shall execute and deliver to the Company the Non-Disclosure and Confidentiality Agreement attached hereto as Annex A (the “Confidentiality Agreement”), the provisions of which are incorporated herein by this reference.

3.4   Each of IOWC and Code agrees that they will not, except with the prior specific consent of BLTI, during the term of this Agreement and thereafter, except for the benefit of BLTI or its subsidiaries or its affiliates, carry on or engage in any business which directly competes with any aspect of the business of BLTI or its subsidiaries or affiliates or offer their services as a consultant to, or become employed with, accept payment from, invest in or participate in any way with any company, partnership or other business organization which competes with any aspect of the business of BLTI or any of its subsidiaries or affiliates. The restraint set out in this paragraph 3.4 will remain in force for the duration of this Agreement, and if this Agreement is terminated for any reason, for a period of one year following the termination of this Agreement.

4.	Term and Termination

4.1  This Agreement will be for an initial term of commencing on the date hereof and continuing to and including December 31, 2006 and may be renewed for successive periods of one year each upon the written agreement of the Parties.

4.2  This Agreement may be terminated by NuWay and BLTI if:

(a) IOWC or Code files a voluntary petition in bankruptcy, or is adjudicated as bankrupt or insolvent, or files any petition or answer seeking any reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief under any present or future statue or law relating to bankruptcy, insolvency or other relief for debtors, or seeks, consents to, or acquiesces in the appointment of any trustee, receiver or liquidator of either of them, or of all or any substantial part of either of their properties, and the same remains unvacated and unstayed for an aggregate of sixty (60) days from the date of entry thereof; or any trustee, receiver, or liquidator of either of them or of all or any substantial part of their properties is appointed without their consent or acquiescence and such appointment remains unvacated and unstayed for an aggregate of sixty (60) days; or

(b) IOWC fails to perform any of its services in the manner or within the time required herein or commits or permits a breach of or default in any of its duties, liabilities or obligations hereunder and fails to fully cure or remedy such failure, breach or default within ten (10) days after written notice by BLTI to IOWC specifying the nature of such failure, breach or default, or if such breach or default cannot reasonably be cured within ten (10) days, fails to commence such cure or remedy within the said 10 day period or at any time thereafter fails to diligently prosecute such cure or remedy to completion.

4.3  This Agreement may be terminated by IOWC and Code if:

(a) NuWay or BLTI files a voluntary petition in bankruptcy, or is adjudicated as bankrupt or insolvent, or files any petition or answer seeking any reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief under any present or future statue or law relating to bankruptcy, insolvency or other relief for debtors, or seeks, consents to, or acquiesces in the appointment of any trustee, receiver or liquidator of either of them, or of all or any substantial part of their properties, and the same remains unvacated and unstayed for an aggregate of sixty (60) days from the date of entry thereof; or any trustee, receiver, or liquidator of either of them or of all or any substantial part of its properties is appointed without the consent of or acquiescence of either of them and such appointment remains unvacated and unstayed for an aggregate of sixty (60) days; or

(b) BLTI fails to perform any of its services in the manner or within the time required herein or commits or permits a breach of or default in any of its duties, liabilities or obligations hereunder and fails to fully cure or remedy such failure, breach or default within ten (10) days after written notice by IOWC to BLTI specifying the nature of such failure, breach or default, or if such breach or default cannot reasonably be cured within ten (10) days, fails to commence such cure or remedy within the said 10 day period or at any time thereafter fails to diligently prosecute such cure or remedy to completion.

4.4  This Agreement shall terminate concurrently with the termination of the M&L Agreement. In the event of such termination, the Parties shall each restore the other to the conditions they would have held had this Agreement been void from its inception.

5.	Representations, Warranties and Covenants

5.1              NuWay and BLTI each represent and warrant to IOWC and Code that:

(a)	each has full corporate power and authority to enter into this Agreement;

(b)	it is a valid and subsisting corporation in good standing under the laws of its jurisdiction of organization; and

(c)
neither the execution and delivery of this Agreement nor the consummation of the transactions contemplated by this Agreement will conflict with, result in a breach of or accelerate the performance required by any agreement to which either of them is a party;

5.2               IOWC and Code, jointly and severally, represent and warrant to BLTI and NuWay that:

(a)	each has full power and authority to enter into this Agreement;

(b)	IOWC is a valid and subsisting corporation in good standing under the laws of its jurisdiction of organization; and

(c)
that neither the execution and delivery of this Agreement, nor the consummation of the transactions contemplated by the Agreement, will conflict with, result in the breach of or accelerate the performance required by any agreement to which IOWC and/or Code is a party, except the Consulting Agreement, as to which Nuway and BLTI waive any conflict.

6.	Miscellaneous

6.1              No amendment, modification, supplement, termination, or waiver of any provision in this Agreement, and no consent to any departure therefrom, shall be effective unless in writing and signed by the Parties and then only in the specific instance and for the specific purpose given.

6.2   Any notices required or permitted to be given in writing will be deemed received when personally delivered or, if earlier, ten (10) days after mailing by registered or certified United States mail, postage prepaid, and return receipt requested. Each Party may change its address only by notice given to the other Parties in the manner set forth herein.

6.3  This Agreement may be executed in two or more counterparts, and the counterparts, taken together, shall constitute one original. Executed copies of this Agreement and any amendments or modifications thereto may be delivered by facsimile transmission in lieu of an original.

6.4  This Agreement shall be binding upon and inure to the benefit of the Parties and their respective permitted successors and assigns. This Agreement, including the rights and obligations hereunder, shall not be assigned, delegated or transferred by IOWC or Code without the prior written consent of BLTI.

6.5  This Agreement (together with the appendices thereof) shall comprise the complete and integrated agreement of the Parties with respect to the subject matter hereof and shall supersede all prior agreements, written or oral, on the subject matter hereof. Neither party hereto shall have a provision construed against it by reason of such party having drafted the same.

 6.6  The rights and obligations provided in Article 3 hereof shall survive termination of this Agreement.

6.7  This Agreement shall be governed by, and construed and enforced in accordance with, the laws of the State of California, without regard to the body of law known as conflict of laws.

 6.8  Any provision in this Agreement that is held to be inoperative, unenforceable, or invalid in any jurisdiction shall be, as to that jurisdiction only, inoperative, unenforceable, or invalid without affecting the remaining provisions in that jurisdiction or the operation, enforceability, or validity of those provisions in any other jurisdiction, and to this end the provisions of this Agreement shall be severable.

6.9  Headings of this Agreement are included for convenience only and shall not be considered a part of this Agreement for any other purpose.

6.10   In the event of any litigation or other dispute arising as a result of or by reason of this Agreement, the prevailing party in any such litigation or other dispute shall be entitled to, in addition to any other damages assessed, its reasonable attorneys’ fees, and all other costs and expenses incurred in connection with settling or resolving such dispute. The attorneys’ fees which the prevailing party is entitled to recover shall include fees for prosecuting or defending any appeal and shall be awarded for any supplemental proceedings until the final judgment is satisfied in full. In addition to the foregoing award of attorneys’ fees to the prevailing party, the prevailing party in any lawsuit on this Agreement shall be entitled to its reasonable attorneys’ fees incurred in any post judgment proceedings to collect or enforce the judgment This attorneys’ fees provision is separate and several and shall survive the merger of this Agreement into any judgment.

6.11  No Party’s to exercise any right under this Agreement shall constitute a waiver of any other term or condition of this Agreement with respect to any other preceding, concurrent, or subsequent breach, nor shall it constitute a waiver by such Party of its rights at any time thereafter to require exact and strict compliance with any of the terms of this Agreement. The rights and remedies set forth in this Agreement shall be in addition to any other rights or remedies which may be granted by law.

7.      Stock Issuance.

7.1  As further consideration to Code to enter into this Agreement and in reliance on the representations and warranties of Code set forth in the Subscription Agreement described in paragraph 7.2 below, NuWay shall issue to Code 15,515,913 shares of NuWay’s Common Stock (the “Code Stock”), which will amount to 19.9% of the Common Stock of NuWay issued and outstanding immediately following the issuance of the Code Stock. Upon issuance, the Code Stock will be duly authorized, validly issued, fully paid and nonassessable. Certificates representing shares of the Code Stock shall bear a legend in the following form:

THE SHARES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR QUALIFIED FOR SALE UNDER ANY STATE SECURITIES LAWS (COLLECTIVELY, “SECURITIES LAWS”) AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED UNLESS REGISTERED OR QUALIFIED FOR SALE UNDER ALL APPLICABLE SECURITIES LAWS OR UNLESS, IN THE OPINION OF COUNSEL SATISFACTORY TO THE ISSUER, IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER, ANY SUCH OFFER, SALE OR OTHER TRANSFER IS EXEMPT FROM THE REGISTRATION OR QUALIFICATION REQUIREMENTS OF SUCH SECURITIES LAWS.

7.2  Code shall execute and deliver to NuWay a subscription agreement in the form of Annex B attached hereto (the “Subscription Agreement”) the provisions of which are incorporated herein by this reference.

      IN WITNESS WHEREOF, the Parties hereto have executed this Agreement effective as of the date first set forth above.

BIOLARGO LIFE TECHNOLOGIES, INC.

By: /s/ Dennis Calvert
Title: President

NUWAY MEDICAL, INC.

By: /s/ Dennis Calvert
Title: President

IOWC TECHNOLOGIES INC.

By: /s/ Kenneth R. Code
Title: President

/s/ Kenneth R. Code

KENNETH R. CODE

SCHEDULE “A”

[Description of the Work]

1.
The ongoing research and development of industrial, commercial and consumer products and materials of trade which are incorporated mainly within air-laid, non-woven fabrics to produce disposable products that are lightweight, super-absorbent, yield a safe yet disinfecting dose of iodine, are biodegradable, and can be disposed of as normal household waste.

2.	Such other Work that IOWC, Code and BLTI mutually agree.

a.	Current Projects

i.	Technical absorbents to include for iodine generation, and other dangerous goods management by use of strategic absorption

ii.	Technical absorbents in an insulation role, to include for heat capacitance additions, microencapsulation of phase changing materials, and package designs

iii.	Technical absorbents in a food safety role

iv.	Temperature compensating hygiene products

v.	Bi-phase change and disinfectant delivery by phase change materials

vi.	Technical absorbents in an oil absorption role to include for in situ bioremediation

b.	Electrodeposition of iodine

c.	Installation and maintenance of an internet wide area network.

Annex A

Form of Confidentiality Agreement

CONFIDENTIALITY AND NON-DISCLOSURE AGREEMENT

AGREEMENT (this “Agreement”) made and entered into as of this 20th day of June, 2006, by and between NUWAY MEDICAL, INC., a Delaware corporation (the “Company”) and the undersigned (“Recipient”).

WHEREAS, Recipient is an stockholder or potential investor of the Company and has asked management of the Company to provide Recipient certain information which may be material to the Company and which has not been made public by the Company; and

WHEREAS, the Company and Recipient are familiar with Regulation F-D promulgated by the Securities and Exchange Commission (the “Commission”) regarding disclosure of material non-public information and the parties wish to comply with said Regulation;

NOW, THEREFORE, the Company and Recipient hereby agree as follows:

1. Confidentiality. (a) Recipient hereby acknowledges that Recipient will have access to, receive and learn confidential information (collectively, the “Confidential Information”) relating to the Company and/or any of its affiliates, including without limitation the Company’s financial condition, securities and certain regulatory matters, that is not generally known, or been disclosed, to the public. All Confidential Information is and shall remain the sole property of the Company. Recipient shall make no use of Confidential Information, other than as provided for herein, and shall not disclose Confidential Information to any third party, except as disclosure shall be necessary as required by law.

(b) Confidential Information shall mean and include, without limitation, all information considered proprietary by the Company and to which Recipient has access to, receives, or learns from the Company. Confidential Information may be written, recorded, or otherwise fixed in or on any medium, electronically communicated, or orally or visually communicated to Recipient. Confidential Information specifically includes, but is not limited to, any documents, records or information concerning the business, customers, clients, suppliers, consultants or affairs (financial, securities, regulatory or otherwise) of the Company and/or any of its affiliates. Confidential Information also includes, without limitation, software (in various stages of development), content (in various stages of development), designs, drawings, specifications, models, source code, object code, documentation, diagrams, flow charts, marketing and development plans, business plans, methods of doing business, financial information, customer lists, patent applications, studies and other similar information that is proprietary and/or confidential to the Company. Recipient shall not use or disclose such Confidential Information, except to the extent authorized representatives of the Company.

(c) Notwithstanding anything contained herein to the contrary, Confidential Information shall not include information which: (i) is or becomes generally available to the public other than through any act or omission on Recipient’s part at or after the time of disclosure by the Company to Recipient; (ii) Recipient receives from a third party that is free to disclose such information without breach of any legal obligation to the Company or any third party; or (iii) is required to be disclosed pursuant to any statute, regulation, order, subpoena or document discovery request, provided that prior written notice of such disclosure is furnished by Recipient to the Company as soon as practicable in order to afford the Company an opportunity to seek a protective order (it being agreed that if the Company is unable to obtain or does not seek a protective order and Recipient is legally compelled to disclose such information, disclosure of such information may be made without liability).

(d) Recipient recognizes and acknowledges that the Confidential Information is a valuable, special and unique asset of the Company and, moreover, that the Company has special obligations and responsibilities with respect to the Confidential Information as required by the Rules and Regulations of the Commission. Recipient further recognizes and acknowledges that any breach of this Agreement will cause irreparable harm to the Company, and Recipient hereby consents to the Company’s entitlement to a temporary and/or permanent injunction in addition to any other remedies available to the Company as a result of a breach by Recipient. The Company shall be entitled to such injunctive relief without the necessity of posting a bond or other security.

2. Governing Law. This Agreement shall be subject to, and be governed by, the laws of the State of California without regard to conflict of law principles thereof.

3. Severability. If any provision of this Agreement as applied to either party or to any circumstances shall be adjudged by a court of competent jurisdiction to be void or unenforceable, the same shall in no way affect any other provision of this Agreement or the validity or enforceability of the rest of this Agreement.

4. Waiver. Waiver by either party of a breach of any provision of this Agreement shall not operate or be construed as a waiver of any subsequent breach of such provision or a waiver of any other provision of this Agreement.

5. Headings. The headings set forth herein are included solely for the purpose of identification and shall not be used for the purpose bf construing the meaning of the provisions of this Agreement.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

NUWAY MEDICAL, INC. a Delaware corporation By: /s/ Dennis Calvert Name: Dennis Calvert Title: President	RECIPIENT: ________________________ By: /s/Kenneth R. Code Name: Kenneth Reay Code Title: ___________________

Annex B

NUWAY MEDICAL, INC.

FORM OF SUBSCRIPTION AGREEMENT

The undersigned hereby proposes to acquire shares of common stock (the “Shares”) of NuWay Medical, Inc., a Delaware corporation (the “Company”).

The undersigned understands that the Securities are being offered and sold without registration under the Securities Act of 1933, as amended (the “Act”), in reliance upon either: (i) FOR U.S. INVESTORS ONLY: the exemption contained in Sections 4(2) of the Act and Regulation D promulgated thereunder; or (ii) FOR NON-U.S. PERSONS ONLY: the exemption contained in Regulation S promulgated under the Act, and, in either case, that such reliance is based on the undersigned’s representations set forth below.

To induce the Company to accept this subscription and issue and deliver the Shares, the undersigned represents and warrants as follows:

 1.  The undersigned is acquiring the Shares for investment for his or her own account, and not with a view toward distribution thereof, and with no present intention of dividing his or her interest with others or reselling or otherwise disposing of all or any portion of the Shares. The undersigned has not offered or sold a participation in this purchase of the Shares, and will not offer or sell any of the Shares or interest therein or otherwise, in violation of the Act. The undersigned further acknowledges that he or she does not have in mind any sale of the Shares currently or after the passage of a fixed or determinable period of time or upon the occurrence or non-occurrence of any predetermined events or consequence; and that he or she has no present or contemplated agreement, undertaking, arrangement, obligation, indebtedness or commitment providing for or which is likely to compel a disposition of the Shares and is not aware of any circumstances presently in existence that are likely in the future to prompt a disposition of the Shares.

2.  The undersigned acknowledges that the Shares have been offered to him or her in direct communication between himself or herself and the Company or through registered broker-dealers and not through any general solicitation or advertisement of any kind.

3.  The undersigned acknowledges that he or she has read or has had access to all of the Company’s filings with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended, and that the offer and sale of the Securities to the undersigned was based on the representations and warranties of the undersigned in this Subscription Agreement, and acknowledges that he or she has been encouraged to seek his or her own legal, tax and financial counsel to assist him or her in evaluating this investment. The undersigned acknowledges that the Company has given him or her and all of his or her counselors access to all information relating to the Company’s business that they or any one of them has requested. The undersigned acknowledges that he or she has sufficient knowledge, financial and business experience concerning the affairs and conditions of the Company so that he or she can make a reasoned decision as to this investment in the Company and is capable of evaluating the merits and risks of this investment. Based on the foregoing, the undersigned hereby agrees to indemnify the Company thereof and to hold each of such persons and entities, and the officers, directors and employees thereof harmless against all liability, costs or expenses (including reasonable attorneys’ fees) arising by reason of or in connection with any misrepresentation or any breach of such warranties of the undersigned, or arising as a result of the sale or distribution of the Shares by the undersigned in violation of the Act, the Securities Exchange Act of 1934, as amended, or any other applicable law, either federal or state. This subscription and the representations and warranties contained herein shall be binding upon the heirs, legal representatives, successors and assigns of the undersigned.

4. (a) The undersigned is aware of the restrictions of transferability of the Shares and further understands and acknowledges that any certificates evidencing the Shares will bear a legend substantially in the following form, to which such interests will be subject:

THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR QUALIFIED FOR SALE UNDER ANY STATE SECURITIES LAWS (COLLECTIVELY, “SECURITIES LAWS”) AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED UNLESS REGISTERED OR QUALIFIED FOR SALE UNDER ALL APPLICABLE SECURITIES LAWS OR UNLESS, IN THE OPINION OF COUNSEL SATISFACTORY TO THE ISSUER, IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER, ANY SUCH OFFER, SALE OR OTHER TRANSFER IS EXEMPT FROM THE REGISTRATION OR QUALIFICATION REQUIREMENTS OF SUCH SECURITIES LAWS.

(b) The undersigned understands that following the purchase of the Shares may only be disposed of pursuant to either (i) an effective registration statement under the Act, or (ii) an exemption from the registration requirements of the Securities Act of 1933.

(c) The Company has neither filed such a registration statement with the SEC or any state authorities nor agreed to do so, nor contemplates doing so in the future with respect to the the Shares, and in the absence of such a registration statement or exemption, the undersigned may have to hold the Shares indefinitely and may be unable to liquidate them in case of an emergency.

(d) The undersigned acknowledges that the Company is not obligated and does not propose to furnish the undersigned with information necessary to enable it to be able to make sales under Rule 144 of the Securities Act of 1933.
5. The undersigned represents that he or she is either:

___X____ FOR NON-U.S. PERSONS ONLY: not a “U.S. person” as defined in Rule 902 of Regulation S, a copy of which definition the investor acknowledges receiving and reviewing, and a citizen of the country of Canada and a resident of the country of Canada, and, in either case, makes the following further representation:

I, THE UNDERSIGNED, REPRESENT THAT I HAVE A PRE-EXISTING PERSONAL OR BUSINESS RELATIONSHIP WITH THE COMPANY, ANY OFFICER, DIRECTOR OR CONTROLLING PERSON THEREOF OR HAVE, THROUGH MYSELF OR THROUGH MY UNAFFILIATED PROFESSIONAL ADVISER, THE BUSINESS OR FINANCIAL EXPERIENCE TO PROTECT MY INTERESTS IN CONNECTION WITH MY SUBSCRIPTION HERETO.

FURTHER, I AM PURCHASING THE SECURITIES OFFERED HEREBY FOR INVESTMENT AND NOT WITH A VIEW TOWARD DISTRIBUTION THEREOF.

6. The undersigned acknowledges that he or she has received and read and has reviewed the most recent and current public filings of the Company, as of August 11, 2006.

7. This Subscription Agreement has been delivered in, and shall be construed in accordance with the laws of the State of California. Any action in connection with this Subscription Agreement and the securities being offered shall be brought in the appropriate state or federal court in and for the County of Orange, State of California, which shall have exclusive jurisdiction over such action.

8. Based on the foregoing, the undersigned hereby irrevocably subscribes to receive 15,515,913 shares of its Common Stock to be issued by the Company pursuant to the Research and Development Agreement among the Company, the undersigned subscriber and others, of even date with this Subscription Agreement.

Executed this 11th day of August, 2006

By:	/s/ Kenneth R. Code
Signature of Subscriber

Kenneth Reay Code

The above and foregoing Subscription accepted this 11th day of August, 2006.

NUWAY MEDICAL, INC.

By:	/s/ Dennis Calvert
Dennis Calvert, President